                                                                    EXHIBIT 10.3

                   EXECUTIVE INDEXED SALARY CONTINUATION PLAN

                                    AGREEMENT

         This Agreement, made and entered into this 7th day of July, 1997, by and between The Marion Bank, a Bank organized and existing under the laws of the State of Ohio, hereinafter referred to as "the Bank", and William H. Harris, a Key Employee and the Executive of the Bank, hereinafter referred to as "the Executive".

         The Executive has been in the employ of the Bank for several years and has now and for years past faithfully served the Bank. It is the consensus of the Board of Directors of the Bank (The Board) that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value and his continued services are so essential to the Bank's future growth and profits that it would suffer severe financial loss should the Executive terminate his services.

         Accordingly, it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon his retirement and, alternatively, to his beneficiary(ies) in the event of his premature death while employed by the Bank.

         It is the intent of the parties hereto that this Agreement be considered an arrangement maintained primarily to provide supplemental retirement benefits for the Executive, as a member of a select group of management or highly-compensated employees of the Bank for purposes of the Employee Retirement Security Act of 1974 (ERISA). The Executive is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan.

         Therefore, in consideration of the Executive's services performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Bank and the Executive, agree as follows:

I.       DEFINITIONS

         A. Effective Date:

                  The Effective Date of this Agreement shall be July 7, 1997.

         B. Plan Year:

                  Any reference to "Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "Plan Year" shall mean the period from the effective date to December 31 of the year of the effective date.

         C. Retirement Date:

                  Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Executive reaches his sixtieth (60th) birthday or such later date as the Executive may actually retire.

         D. Termination of Service:

                  Termination of Service shall mean voluntary resignation of service by the Executive or the Bank's discharge of the Executive without cause ["cause" defined in subparagraph III
                  (D) hereinafter], prior to the Normal Retirement Age [described in subparagraph I (J) hereinafter].

         E. Pre-Retirement Account:

                  A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to termination of service or Retirement Date or the Executive's actual retirement from service with the Bank, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Executive ceases to be employed by the Bank) by an amount equal to the annual earnings or loss for that Plan Year determined by the Index [described in subparagraph I (G) hereinafter], less the Cost of Funds Expense for that Plan Year [described in subparagraph I (H) hereinafter].

         F. Index Retirement Benefit:

                  The Index Retirement Benefit for the Executive for any year shall be equal to the excess of the annual earnings (if any) determined by the Index [subparagraph I (G)] for that Plan Year over the Cost of Funds Expense [subparagraph I (H)] for that Plan Year.

         G.       Index:

                  The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date hereof.

                  Insurance Company:                    Alexander Hamilton Life Insurance Co.
                  Policy Form:                          Flexible Premium Adjustable Life
                  Policy Name:                          Executive Security Plan
                  Insured's Age and Sex:                57, Male
                  Riders:                               None
                  Ratings:                              None
                  Option:                               A
                  Face Amount:                          $250,000
                  Premiums Paid:                        $ 20,000
                  Number of Premium Payments:           Nine
                  Assumed Purchase Date:                July 7, 1997

                  If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above described policies were purchased from the above named insurance company(ies) on the Effective Date from which the increase in policy value will be used to calculate the amount of the Index.

                  In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and his beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured general creditor of the Bank.

         H. Cost of Funds Expense:

                  The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above plus the amount of any after-tax benefits paid to the Executive pursuant to this Agreement (Paragraph III hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax Federal Reserve discount rate for Plan Year.

          I. Change of Control:

                  Change of control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank Holding Company from the Effective Date of this Agreement. For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

          J. Normal Retirement Age:

                  Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

II. EMPLOYMENT

         No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever his employment at any time.

III. INDEX BENEFITS

         The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to effect nor limit the Executive's current or prospective salary increases, cash bonuses or profit-sharing distributions or credits.

         A. Retirement Benefits:

                  Should the Executive continue to be employed by the Bank until his Retirement Date, defined in subparagraph I (C), he shall be entitled to receive the balance in his Pre-Retirement Account [as defined in subparagraph I (E)] in fifteen (15) equal annual installments commencing thirty (30) days following the Executive's Retirement. In addition to these payments, commencing with the Plan Year in which the Executive attains his Normal Retirement Age, defined in subparagraph I
                  (J), the Index Retirement Benefit [as defined in subparagraph I (F) above] for each year shall be paid to the Executive until his death.

         B. Termination of Service:

                  Subject to subparagraph III (D) hereinafter, should the Executive suffer a termination of service [defined in subparagraph I (D)], he shall be entitled to receive ten percent (10%), times the number of full years (to a maximum of 100%) the Executive has served from the date of first employment prior to attaining Normal Retirement Age with the Bank, times the balance in the Pre-Retirement Account paid over fifteen (15) years in equal installments commencing at the Retirement Date [subparagraph I (C)]. In addition to these payments, commencing upon the Executive's Normal Retirement Age, ten percent (10%) times full years of service with the Bank, times the Index Retirement Benefit for each year shall be paid to the Executive until his death.

         C. Death:

                  Should the Executive die prior to having received the full balance of the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid in a lump sum to the beneficiary selected by the Executive and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Executive's estate.

         D. Discharge for Cause:

                  Should the Executive be discharged for cause at any time prior to his Retirement Date, all Index Benefits under this Agreement [subparagraphs III (A), (B) or (C)] shall be forfeited. The term "for cause" shall mean gross negligence or gross neglect or the conviction of a felony or gross-misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the Bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in this Agreement.

         E. Disability:

                  In the event the Executive shall become disabled, he shall be considered to have reached his retirement date as of the date of his disability for the purposes of receiving benefit payments under this Agreement. The fact of disability shall be in the sole discretion of the Board of Directors of the Bank upon the application of the Executive.

         F. Death Benefit:

                  Except as set forth above, there is no death benefit provided under this Agreement.

IV. RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiary(ies) or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the exact nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien or right, title or interest in or to any specific funding investment or to any assets of the Bank.

         If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

V. CHANGE OF CONTROL

         Upon a Change of Control [as defined in subparagraph I (I) herein], if the Executive's employment is subsequently terminated then he shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously employed by the Bank until his Normal Retirement Age. The Executive will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

VI. MISCELLANEOUS

         A. Alienability and Assignment Prohibition:

                  Neither the Executive, his/her surviving spouse nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

         B. Binding Obligation of Bank and any Successor in Interest:

                  The Bank expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiary(ies), heirs and personal representatives.

         C. Revocation:

                  It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

         D. Gender:

                  Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         E. Effect on Other Bank Benefit Plans:

                  Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         F. Headings:

                  Headings and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

         G. Applicable Law:

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of Ohio.

VII. ERISA PROVISION

         A. Named Fiduciary and Plan Administrator:

                  The "Named Fiduciary and Plan Administrator" of this plan shall be The Marion Bank until its removal by the Board. As Named Fiduciary and Administrator, the Bank shall be responsible for the management, control and administration of the Salary Continuation Agreement as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B. Claims Procedure and Arbitration:

                  In the event a dispute arises over benefits under this Agreement and benefits are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within ninety (90) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator fails to take any action within the aforesaid ninety-day period.

                  If claimants desire a second review they shall notify the Plan Administrator in writing within ninety (90) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within ninety (90) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                  Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the 7th day of July, 1997 and that, upon execution, each has received a conforming copy.

                                                     THE MARION BANK


                                                     By:
-----------------------                                 -----------------------
Witness                                                 Title


                                                     By:
-----------------------                                 -----------------------
Witness                                                   William H. Harris

                   EXECUTIVE INDEXED SALARY CONTINUATION PLAN

                                    AGREEMENT

         This Agreement, made and entered into this 7th day of July, 1997, by and between The Marion Bank, a Bank organized and existing under the laws of the State of Ohio, hereinafter referred to as "the Bank", and Kevin C. Smith, a Key Employee and the Executive of the Bank, hereinafter referred to as "the Executive".

         The Executive has been in the employ of the Bank for several years and has now and for years past faithfully served the Bank. It is the consensus of the Board of Directors of the Bank (The Board) that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value and his continued services are so essential to the Bank's future growth and profits that it would suffer severe financial loss should the Executive terminate his services.

         Accordingly, it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon his retirement and, alternatively, to his beneficiary(ies) in the event of his premature death while employed by the Bank.

         It is the intent of the parties hereto that this Agreement be considered an arrangement maintained primarily to provide supplemental retirement benefits for the Executive, as a member of a select group of management or highly-compensated employees of the Bank for purposes of the Employee Retirement Security Act of 1974 (ERISA). The Executive is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan.

         Therefore, in consideration of the Executive's services performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Bank and the Executive, agree as follows:

I. DEFINITIONS

         A. Effective Date:

                  The Effective Date of this Agreement shall be July 7, 1997.

         B. Plan Year:

                  Any reference to "Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "Plan Year" shall mean the period from the effective date to December 31 of the year of the effective date.

         C. Retirement Date:

                  Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Executive reaches his sixtieth (60th) birthday or such later date as the Executive may actually retire.

         D. Termination of Service:

                  Termination of Service shall mean voluntary resignation of service by the Executive or the Bank's discharge of the Executive without cause ["cause" defined in subparagraph III
                  (D) hereinafter], prior to the Normal Retirement Age [described in subparagraph I (J) hereinafter].

         E. Pre-Retirement Account:

                  A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to termination of service or Retirement Date or the Executive's actual retirement from service with the Bank, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Executive ceases to be employed by the Bank) by an amount equal to the annual earnings or loss for that Plan Year determined by the Index [described in subparagraph I (G) hereinafter], less the Cost of Funds Expense for that Plan Year [described in subparagraph I (H) hereinafter].

         F. Index Retirement Benefit:

                  The Index Retirement Benefit for the Executive for any year shall be equal to the excess of the annual earnings (if any) determined by the Index [subparagraph I (G)] for that Plan Year over the Cost of Funds Expense [subparagraph I (H)] for that Plan Year.

         G. Index:

                  The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date hereof.

                  Insurance Company:                    Alexander Hamilton Life Insurance Co.
                  Policy Form:                          Flexible Premium Adjustable Life
                  Policy Name:                          Executive Security Plan
                  Insured's Age and Sex:                45, Male
                  Riders:                               None
                  Ratings:                              None
                  Option:                               A
                  Face Amount:                          $176,000
                  Premiums Paid:                        $  10,000
                  Number of Premium Payments:           Nineteen
                  Assumed Purchase Date:                July 7, 1997

                  If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above described policies were purchased from the above named insurance company(ies) on the Effective Date from which the increase in policy value will be used to calculate the amount of the Index.

                  In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and his beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured general creditor of the Bank.

         H. Cost of Funds Expense:

                  The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above plus the amount of any after-tax benefits paid to the Executive pursuant to this Agreement (Paragraph III hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax Federal Reserve discount rate for Plan Year.

         I. Change of Control:

                  Change of control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank Holding Company from the Effective Date of this Agreement. For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

         J. Normal Retirement Age:

                  Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

II. EMPLOYMENT

         No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever his employment at any time.

III. INDEX BENEFITS

         The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to effect nor limit the Executive's current or prospective salary increases, cash bonuses or profit-sharing distributions or credits.

         A. Retirement Benefits:

                  Should the Executive continue to be employed by the Bank until his Retirement Date, defined in subparagraph I (C), he shall be entitled to receive the balance in his Pre-Retirement Account [as defined in subparagraph I (E)] in fifteen (15) equal annual installments commencing thirty (30) days following the Executive's Retirement. In addition to these payments, commencing with the Plan Year in which the Executive attains his Normal Retirement Age, defined in subparagraph I
                  (J), the Index Retirement Benefit [as defined in subparagraph I (F) above] for each year shall be paid to the Executive until his death.

         B. Termination of Service:

                  Subject to subparagraph III (D) hereinafter, should the Executive suffer a termination of service [defined in subparagraph I (D)], he shall be entitled to receive ten percent (10%), times the number of full years (to a maximum of 100%) the Executive has served from the date of first employment prior to attaining Normal Retirement Age with the Bank, times the balance in the Pre-Retirement Account paid over fifteen (15) years in equal installments commencing at the Retirement Date [subparagraph I (C)]. In addition to these payments, commencing upon the Executive's Normal Retirement Age, ten percent (10%) times full years of service with the Bank, times the Index Retirement Benefit for each year shall be paid to the Executive until his death.

         C. Death:

                  Should the Executive die prior to having received the full balance of the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid in a lump sum to the beneficiary selected by the Executive and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Executive's estate.

         D. Discharge for Cause:

                  Should the Executive be discharged for cause at any time prior to his Retirement Date, all Index Benefits under this Agreement [subparagraphs III (A), (B) or (C)] shall be forfeited. The term "for cause" shall mean gross negligence or gross neglect or the conviction of a felony or gross-misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the Bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in this Agreement.

         E. Disability:

                  In the event the Executive shall become disabled, he shall be considered to have reached his retirement date as of the date of his disability for the purposes of receiving benefit payments under this Agreement. The fact of disability shall be in the sole discretion of the Board of Directors of the Bank upon the application of the Executive.

         F. Death Benefit:

                  Except as set forth above, there is no death benefit provided under this Agreement.

IV. RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiary(ies) or any successor in interest to him shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the exact nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien or right, title or interest in or to any specific funding investment or to any assets of the Bank.

         If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

V. CHANGE OF CONTROL

         Upon a Change of Control [as defined in subparagraph I (I) herein], if the Executive's employment is subsequently terminated then he shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously employed by the Bank until his Normal Retirement Age. The Executive will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

VI. MISCELLANEOUS

         A. Alienability and Assignment Prohibition:

                  Neither the Executive, his/her surviving spouse nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

         B. Binding Obligation of Bank and any Successor in Interest:

                  The Bank expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiary(ies), heirs and personal representatives.

         C. Revocation:

                  It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

         D. Gender:

                  Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         E. Effect on Other Bank Benefit Plans:

                  Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         F. Headings:

                  Headings and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

         G. Applicable Law:

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of Ohio.

VII. ERISA PROVISION

         A. Named Fiduciary and Plan Administrator:

                  The "Named Fiduciary and Plan Administrator" of this plan shall be The Marion Bank until its removal by the Board. As Named Fiduciary and Administrator, the Bank shall be responsible for the management, control and administration of the Salary Continuation Agreement as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B. Claims Procedure and Arbitration:

                  In the event a dispute arises over benefits under this Agreement and benefits are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within ninety (90) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator fails to take any action within the aforesaid ninety-day period.

                  If claimants desire a second review they shall notify the Plan Administrator in writing within ninety (90) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within ninety (90) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                  Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the 7th day of July, 1997 and that, upon execution, each has received a conforming copy.

                                                     THE MARION BANK


                                                     By:
-----------------------                                 -----------------------
Witness                                                 Title


                                                     By:
-----------------------                                 -----------------------
Witness                                                   Kevin C. Smith